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Constellation

Earnings Conference Call
First Quarter 2022

May 12, 2022

Cautionary Statements Regarding Forward-Looking Information

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as "could," "may," "expects," "anticipates," "will," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "predicts," and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation Energy Corporation and Constellation Energy Generation, LLC, (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants' First Quarter 2022 Quarterly Report on Form 10-Q (to be filed on May 12, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other filings made by Constellation with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. Neither of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Non-GAAP Financial Measures

The Registrants report their financial results in accordance with accounting principles generally accepted in the United States (GAAP). Constellation supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including:

- ***Adjusted EBITDA*** represents earnings before interest, income taxes, depreciation and amortization, and excludes certain costs, expenses, gains and losses and other specified items, including mark-to-market adjustments from economic hedging activities and fair value adjustments related to gas imbalances and equity investments, decommissioning related activity, asset impairments, certain amounts associated with plant retirements and divestitures, pension and other post-employment benefits (OPEB) non-service costs, separation related costs and other items as set forth in the Appendix. Includes nuclear fuel amortization expense.
- ***Adjusted cash flows from operations*** primarily includes net cash flows from operating activities and Collection of Deferred Purchase Price (DPP) related to the revolving accounts receivable arrangement, which is presented in cash flows from investing activities under GAAP
- ***Free cash flows before growth (FCFbg)*** is Adjusted cash flows from operations less capital expenditures under GAAP for maintenance and nuclear fuel, non-recurring capital expenditures related to separation and Enterprise Resource Program (ERP) system implementation, changes in collateral, net merger and acquisitions, and equity investments and other items as set forth in Appendix
- ***Adjusted operating revenues*** excludes the mark-to-market impact of economic hedging activities due to the volatility and unpredictability of the future changes in commodity prices
- ***Adjusted purchased power and fuel*** excludes the mark-to-market impact of economic hedging activities and fair value adjustments related to gas imbalances due to the volatility and unpredictability of the future changes in commodity prices
- ***Total gross margin*** is defined as adjusted operating revenues less adjusted purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, JExel Nuclear JV, variable interest entities, and net of direct cost of sales for certain Constellation and Power businesses
- ***Adjusted operating and maintenance expense*** excludes direct cost of sales for certain Constellation and Power businesses, ARO accretion expense from unregulated units and decommissioning costs that do not affect profit and loss, the impact from operating and maintenance expense related to variable interest entities at Constellation, and other items as set forth in the reconciliation in the Appendix

Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be available, as management is unable to project all of these items for future periods.

Constellation.

Non-GAAP Financial Measures Continued

This information is intended to enhance an investor's overall understanding of period over period financial results and provide an indication of Constellation's baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods.

These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies' presentations. Constellation has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented.

Non-GAAP financial measures are identified by the phrase "non-GAAP" or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation, except for the reconciliation for total gross margin*, which appears on slide 27 of this presentation.

Constellation.

Constellation: America's Leading Clean Energy Company



Carbon-Free Generation Fleet:

- #1 provider of carbon-free 24/7 energy in the United States
- Lowest carbon emissions and carbon intensity generator in the United States
- 32,400 MWs of total generating capacity
- ~124 million metric tons of carbon avoided through our nuclear fleet [1]
- 94.5% capacity factor at nuclear plants
- Ability to extend fleet to 80 years – providing 24/7 carbon-free power through 2050 and beyond



Industry Leading Customer Business:

- #1 in market share for C&I customers
- #2 retail electricity provider
- #3 in market share for mass market customers
- Top 10 natural gas provider in the U.S.
- Serves ¾ of the Fortune 100
- 2 million total customers
- 205 TWhs of load served
- Operates in 48 states and the District of Columbia



Supporting our Communities:

- Fortune 200 company, based on $19.6 billion in operating revenues in 2021
- Approximately 12,000 employees nationwide
- Investing in local communities through $215 million in local property taxes and $93 million in state payroll taxes
- Employees volunteered over 64,800 hours in 2021
- Increasingly diverse workforce, with strong diverse hiring and promotion rates and community workforce development partnerships

Note: Numbers reflect year-end 2021

(1) Measured using the EPA Greenhouse Gas Emissions calculator https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator

Accomplishments Since Separation

Constellation continues to demonstrate operational excellence as a standalone, publicly traded company...

- Leadership teams in place
- Operations post-separation have been smooth, without disruptions to major processes, including IT system rollover, payroll, external financial reporting
- Released company's new vision and values statement
- Began trading as a standalone, publicly traded company in the Nasdaq stock market



Simeon Career Academy Field Trip



Constellation
CEG NasdaqListed
Nasdaq

...delivering value to our shareholders, committed to advancing carbon-free energy, and being a ESG leader

- Adjusted EBITDA* of $866M in the first quarter and reaffirming guidance of $2,350M - $2,750M
- Paid our first dividend to shareholders
- Reduced our debt by nearly $2.5B
- Successfully advocated for Maryland's Climate Solutions Now Act of 2022 and Pennsylvania's joining RGGI
- Created a Sustainability Council to evaluate and advise on the company's environmental, ethical and social practices
- Launched 9 Employee Resource Groups
- Hosted Simeon Career Academy at Braidwood Nuclear Station

Constellation

Q1 2022 Generation Operating Highlights

Continued Best-in-Class Performance by Our Nuclear Fleet [1,2]

- Nuclear Capacity Factor: 93.0%
- Owned and operated production of 40.4 TWh
- Completed 3 refueling outages, averaging 22 outage days



TWh
Capacity Factor
TWhrs
48
46
44
42
40
38
36
34
32
100%
98%
96%
94%
92%
90%
88%
86%
84%
Capacity Factor
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

Strong Performance Across Our Renewable and Natural Gas Fleet

- Power Dispatch Match: 99.4%
  - Texas fleet performed well during the winter with no unplanned outages and excellent performance during late February 2022 extreme weather conditions
- Wind/Solar Energy Capture: 96.1%

Generated a total of ~42.4 TWh carbon-free electricity, which avoided ~30.2 million metric tons of carbon dioxide; equivalent to over 6 million passenger vehicles being removed for one year [1,3]

(1) Excludes Salem. Nuclear operations prior to Q3 2021 reflects our 50.01% ownership share of the CENG Joint Venture. Reflects 100% ownership of CENG beginning August 7, 2021.
(2) Capacity factors reflect net monthly mean methodology. Prior year capacity factors may not tie to prior earnings presentations due to change in methodology for comparison purposes. There is no change to previously reported annual capacity factors.
(3) Measured using the EPA Greenhouse Gas Emissions calculator https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator

Constellation.

Q1 2022 Commercial Business Highlights

Customer Operations Metrics (Trailing Twelve-Months)


31%
16%
79%
80%
Power New Customer Win Rate
Gas New Customer Win Rate
Retail Power Customer Renewal Rate
Natural Gas Customer Renewal Rate

Q1 2022 Electric Load Served by Region (TWh)


Retail
Wholesale
14
5
9
17
6
11
3
3
4
4
15
7
8
Midwest
Mid-Atlantic
ERCOT
New York
Other (1)

CORe Retail Power Product Continuing to Support Customers' Needs for Carbon-Free Energy

Comcast

- Agreement will help Comcast power approximately 12% of its U.S. operations with clean, renewable energy from Blue Sky Solar Project, currently being developed by Scout Clean Energy in Grundy County, IL
- Constellation will purchase power and project-specific RECs equal to a 250 MW share of the Blue Sky project
- Comcast has signed a corresponding 15-year agreement with Constellation beginning in 2025 to receive energy and RECs from Blue Sky as part of its retail electric supply contract

Sheetz

- Agreement will supply power to nearly 70% of Sheetz's Pennsylvania facilities with energy matched with national RECs
- Long-term commitment supports the development of solar projects to be developed in Pennsylvania, expected to achieve commercial operation by January 2024

(1) Other includes New England, South and West

Advancing Solutions to Solve the Climate Crisis


Clean Energy Center

Hydrogen:

- Working with diverse set of public and private sector partners to support a bid for DOE hydrogen hub funding under infrastructure bill using nuclear power
- Nine Mile Point Pilot Project with DOE in New York on track to produce H2 next year

Direct Air Capture:

- Received $2.5M grant from DOE to explore benefits of using direct air capture at Byron Station in Illinois

Customer Solutions:

- Announced a five-year strategic collaboration with Microsoft focused on leading the nation's clean energy transition, which includes development of a 24/7/365 carbon-free energy real-time matching technology solution

Disciplined Capital Allocation Strategy Designed to Deliver Value for Our Shareholders


Maintain Strong Investment Grade Credit Metrics
Annual Dividend with Targeted 10% Annual Growth
Delivering Value to Our Shareholders
Organic and Inorganic Growth Consistent with Role as America's Leading Clean Energy Company
Return Excess Cash to Shareholders

Constellation

Q1 2022 Adjusted EBITDA*

($ in millions)



($465)
$1,216
$175
$40
($44)
($43)
($13)
$866
Q1 2021
Impacts of Feb 2021 Weather Event
Market and Portfolio Conditions (1)
Nuclear Fuel Costs
Capacity Revenues
Nuclear Outages
Other
Q1 2022

Reaffirming full year guidance of $2,350M - $2,750M

(1) Primarily reflects higher realized energy prices

Constellation

Market and Hedging Update

Henry Hub ($/Mmbtu)



2022
2023
2024
2025
$6
$5
$4
$3
$2
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22

PJM-West (ATC $/MWh)



2022
2023
2024
2025
$80
$70
$60
$50
$40
$30
$20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22

NiHub (ATC $/MWh)



2022
2023
2024
2025
$70
$60
$50
$40
$30
$20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22

Hedge Percentages (1)



Analyst Day (11/30/21)
Current (3/31/22)
91% - 94%
97% - 100%
74% - 77%
86% - 89%
2022
2023

Forward price strength has offered a compelling opportunity to accelerate our hedging plan

(1) Percent of expected generation hedged is the amount of equivalent sales divided by expected generation. It includes all hedging products, such as wholesale and retail sales of power, options and swaps. Values reflect IL plants receiving CMC payments as 100% hedged.

Constellation

Gross Margin* Update

Gross Margin Category ($M) [1]	March 31, 2022 2022	March 31, 2022 2023	Change from November 30, 2021 2022	Change from November 30, 2021 2023
Open Gross Margin* (including South, West, New England, Canada hedged gross margin) [2,3]	$7,600	$6,200	$1,450	$1,750
Contracted Revenues (Capacity, ZEC and IL CMC Plant Revenues) [4]	$2,450	$2,800	-	($50)
Mark-to-Market of Hedges [5]	($3,400)	($1,900)	($1,250)	($1,300)
Power New Business / To Go	$200	$400	($250)	($100)
Non-Power Margins Executed	$350	$150	$200	$50
Non-Power New Business / To Go	$100	$300	($150)	($50)
Total Gross Margin* [2,6]	**$7,300**	**$7,950**	**-**	**$300**

- Total Gross Margin* flat to Analyst Day 12/31 assumptions and Adjusted EBITDA* guidance
- Significant price increases on highly hedged portfolio
- Strong performance in Power and Non-Power businesses, executing $400M of new business inside the quarter for 2022

(1) Gross margin* categories rounded to nearest $50M
(2) Adjusted EBITDA* guidance at Analyst Day assumed Total Gross Margin* of $7,300M, which included ($50)M of price decreases in December relative to 11/30 marks
(3) Includes gross margin* for CMC plants through May 31, 2022
(4) Includes gross margin* and CMC payments for CMC plants starting June 1, 2022. NY ZEC revenues reflect the expected NY ZEC payment as of current market forwards. Should market forwards exceed the ZEC reference index in New York, ZEC payments may decline.
(5) Mark-to-Market of Hedges assumes mid-point of hedge percentages
(6) Based on March 31, 2022 market conditions

Constellation

Financing and Liquidity Update

2022E Credit Metrics



Downgrade Threshold
Book
Excluding Non-Recourse
50%
40%
30%
20%
10%
0%
35%
45%
3.0
2.0
1.0
0.0
2.0x
1.5x
Moody's CFO Pre-WC/ Debt* (1)
S&P FFO / Debt*
Net Debt / EBITDA*

2022 YTD Activity

Liquidity Facility	Date
Issued $1.0B Pre-Capitalized Trust Securities (P-Cap)	February 9
Debt Reduction	
Repaid $200M Term Loan	January 26
Settled $258M Intercompany Loan with Exelon	January 31
Retired $500M Senior Unsecured Notes	March 15
Redeemed $523M Senior Unsecured Notes due in June	March 17
Repaid $100M Term Loan (2)	March 29
Repaid $880M Term Loan	April 15

~$2.5B in Total Debt Reduction (3)

Liquidity Facility Summary ($B) (4)



5.7
1.0
0.1
1.1
3.5
2.4
0.1
0.6
0.8
0.9
3.4
Capacity
Utilization
Project Finance Facility
P-Cap Facility (5)
Bilateral Facility
Revolver Credit Facility

Collateral

- As of March 31, 2022, Constellation's net held cash collateral balance was driven by favorable price movements during the quarter
- Net long or short position in a region will dictate whether a price up or price down environment would cause a collateral posting or net benefit (reduction) in collateral obligations
- Constellation's investment grade rating:
  - Allows cash collateral to be unrestricted
  - Provides ability to utilize unsecured credit lines with many counterparties, reducing potential collateral obligations
- Constellation utilizes the revolver, P-Cap facility, and bilateral facilities to issue letters of credit to secure liquidity, including potential collateral requirements

(1) Moody's metrics and thresholds account for nuclear fuel as a cash expense
(2) Repaid $100M of $300M term loan; remaining $200M was extended for an additional year
(3) Excludes commercial paper
(4) Excludes cash
(5) Aggregate commitment of $971M from five financial institutions to provide letters of credit to support our operations

Constellation.

Constellation's Value Proposition

Enduring Businesses Ready to Meet the Climate Crisis

- World-Class nuclear operator and largest generator of 24/7 carbon-free firm electricity with ability to extend asset lives
- Largest provider of energy and solutions to commercial and industrial customers
- Strong advocate for, and ideally situated to benefit from, energy policies that drive the transition to carbon-free energy

Delivering Value for Our Shareholders

- Strong free cash flows, optimized through industry-leading operations, support of carbon-free energy and focus on costs
- Disciplined capital allocation strategy supports strong investment grade balance sheet, growth investment consistent with corporate strategy, and return of capital to owners

Premier ESG Company

- ~90% carbon-free energy growing to 100% carbon-free by 2040
- Committed to advancing diversity, equity and inclusion in our workplace and communities
- Maintaining the highest standards of corporate governance

Additional Disclosures

Constellation.

Constellation's Climate Commitment

100%

Of our owned generation will be carbon-free by 2040

100%

Reduction of our operations-driven emissions by 2040 (1)

100%

Of C&I customers provided with specific information about how to meet GHG reduction goals

✓ **Clean Energy Supply:**

- **Clean Electricity Supply:** We commit that our owned generation supply will be **100% carbon-free by 2040**; with an interim goal of **95% carbon-free by 2030** subject to policy support and technology advancements.
- **Operational Emissions Reduction Goal:** We aspire to reduce operations driven emissions by 100% by 2040 subject to technology and policy advancement
  - Interim target to reduce carbon emissions by 65% from 2020 levels by 2030 and reduce methane emissions 30% from 2020 by 2030
  - Constellation commits to reducing methane emissions 30% from 2020 by 2030, aligned with the Administration's global methane pledge
- **Supply Chain Engagement:** Partner with our key energy suppliers on their GHG emissions and climate adaptation strategies

✓ **Clean Customer Transformation:**

- Commit to providing 100% of C&I customers with customer- specific information on their GHG impact for facilities contracting for power and gas supply from Constellation including mitigation opportunities that include 24/7 clean electric use
- Commit to support reductions in customers' gas emissions and a transition to low carbon fuels

✓ **Technology Enablement and Commercialization:**

- Commit to **enable the future technologies and business models needed to drive the clean energy economy** to improve the health and welfare of communities through **venture investing and R&D**. We will **target 25% of these investments to minority and women led businesses** and will require investment recipients to disclose how they engage in equitable employment and contracting practices, using performance as a factor when considering investments

(1) Any emissions that cannot be technologically reduced by that time will be offset; includes all GHGs except methane which is addressed in separate methane reduction goal

New York ZEC Program

Program Overview

- Created in 2016, the program provides zero emission credits for 12 years with the Zero Emission Credit (ZEC) level set every two years (6 two-year "tranches")
- Before each tranche, the ZEC level is determined based on the social cost of carbon and then subject to adjustments if the forward price index exceeds the reference price. The forward price index is based on average Zone A forward energy and capacity prices during the calendar year prior to the tranche start date.
- Tranches 1-3: Reference price of $39/MWh was set in regulation; ZEC level was set in regulation for tranche 1; for tranches 2-3, it was set the year prior to the tranche beginning based on forward prices at that time
- Tranches 4-6: Reference price is set prior to tranche 4 delivery period through tranche 6. ZEC level will be set for each tranche during the year prior to the tranche beginning based on forward prices at that time.
- Up through the ZEC level setting period for tranches 2-3, power and capacity prices did not approach the reference price, so the ZEC credit was not reduced
- For tranche 4, which starts in April 2023, the maximum ZEC is $23.83/MWh and we are currently in the ZEC level setting period
- The forward price index is currently above the reference price. If this relationship continues through the year, the ZEC for tranche 4 will be less than $23.83/MWh

Forward Strip of the Tranche 4 Index



$44
$42
$40
$38
$36
$34
$32
$30
ATC $/MWh
Jan-22
Feb-22
Mar-22
Apr-22
Tranche 4 Index (1)
Expected Reference Price

Tranche	Payment Date	ZEC Set Period
Tranche 1	4/1/2017-3/31/2019	Set in Regulation
Tranche 2	4/1/2019-3/31/2021	Calendar Year 2018
Tranche 3	4/1/2021-3/31/2023	Calendar Year 2020
Tranche 4	4/1/2023-3/31/2025	Calendar Year 2022
Tranche 5	4/1/2025-3/31/2027	Calendar Year 2024
Tranche 6	4/1/2027-3/31/2029	Calendar Year 2026

(1) Represents ICE and NYMEX market prices

Long-Term Debt Maturity Profile [1,2]

As of 3/31/2022

($M)

LT Debt Balances [1,2]	
Recourse	$3.0B
Non-Recourse	$1.7B
Total LT Debt	**$4.7B**



900
900
350
788
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042

(1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium
(2) Long-term debt balances reflect Q1 2022 10-Q GAAP financials, which include items listed in footnote 1

Commercial Disclosures

March 31, 2022

Portfolio Management Strategy

Strategic Policy Alignment

- Our portfolio starts in a position of already partially hedged, via longer term state programs such as the CMC in IL
- Aligns hedging program financial policies and financial outlook
  - Establish minimum hedge targets to meet financial objectives of the company (dividend, credit rating)
  - Hedge enough commodity risk to meet future cash requirements under a stress scenario

Align Hedging & Financials



Establishing Minimum Hedge Targets
Credit Rating
Capital Structure
Capital & Operating Expenditure
Dividend

Protect Balance Sheet

Three-Year Ratable Hedging

- Ensure stability in near-term cash flows and earnings
  - Disciplined approach to hedging
  - Tenor aligns with customer preferences and market liquidity
  - Multiple channels to market that allow us to maximize margins

Portfolio Management Over Time



% Hedged
High End of Profit
Low End of Profit
Open Generation with LT Contracts
Portfolio Management & Optimization

Ensure Earnings Stability

Bull / Bear Program

- Ability to exercise fundamental market views to create value within the ratable framework
  - Modified timing of hedges versus purely ratable
  - Cross-commodity hedging (heat rate positions, options, etc.)
  - Delivery locations, regional and zonal spread relationships

Exercising Market Views



% Hedged
Purely ratable
Actual hedge %
Market views on timing, product allocation and regional spreads reflected in actual hedge %

Create Value

Constellation.

Components of Gross Margin* Categories

Gross margin* linked to power production and sales				Gross margin* from other business activities	
Open Gross Margin*	**Contracted Revenues**	**MtM of Hedges (2)**	**"Power" New Business**	**"Non Power" Executed**	**"Non Power" New Business**
•Generation Gross Margin* at current market prices, including ancillary revenues, nuclear fuel amortization and fuel expense •Power Purchase Agreement (PPA) Costs and Revenues •Provided at a consolidated level for all regions (includes hedged gross margin* for South, West, New England and Canada (1))	•Expected contracted revenues from CMC payments to eligible IL plants •Expected capacity revenues for generation of electricity •Expected revenues from Zero Emissions Credits (ZEC)	•Mark-to-Market (MtM) of power, capacity and ancillary hedges, including cross commodity, retail and wholesale load transactions •Provided directly at a consolidated level for four major regions. Provided indirectly for each of the four major regions via Effective Realized Energy Price (EREP), reference price, hedge %, expected generation.	•Retail, Wholesale planned electric sales •Portfolio Management new business •Mid marketing new business	•Retail, Wholesale executed gas sales •Energy Efficiency (3) •Constellation Home (3)	•Retail, Wholesale planned gas sales •Energy Efficiency (3) •Constellation Home (3) •Portfolio Management / origination fuels new business •Proprietary trading (4)

Margins move from new business to MtM of hedges over the course of the year as sales are executed (5)

Margins move from "Non power new business" to "Non power executed" over the course of the year

(1) Hedged gross margins* for South, West, New England & Canada region will be included with Open Gross Margin*; no expected generation, hedge %, EREP or reference prices provided for these regions
(2) MtM of hedges provided directly for the four larger regions; MtM of hedges is not provided directly at the regional level but can be easily estimated using EREP, reference price and hedged MWh
(3) Gross margin* for these businesses are net of direct "cost of sales"
(4) Proprietary trading gross margins* will generally remain within "Non Power" New Business category and only move to "Non Power" Executed category upon management discretion
(5) Margins for South, West, New England & Canada regions and optimization of fuel and PPA activities captured in Open Gross Margin*

Constellation.

Gross Margin*

Gross Margin Category ($M) [1]	March 31, 2022		Change from November 30, 2021	
	2022	2023	2022	2023
Open Gross Margin (including South, West, New England & Canada hedged GM)* [2,3]	$7,600	$6,200	$1,450	$1,750
Contracted Revenues (Capacity, ZEC and IL CMC Plant Revenues) [4]	$2,450	$2,800	-	($50)
Mark-to-Market of Hedges [5]	($3,400)	($1,900)	($1,250)	($1,300)
Power New Business / To Go	$200	$400	($250)	($100)
Non-Power Margins Executed	$350	$150	$200	$50
Non-Power New Business / To Go	$100	$300	($150)	($50)
Total Gross Margin* [2,6]	**$7,300**	**$7,950**	**-**	**$300**

Reference Prices [6]	2022	2023	2022	2023
Henry Hub Natural Gas ($/MMBtu)	$5.44	$4.45	$1.32	$0.90
Midwest: NiHub ATC prices ($/MWh)	$49.53	$43.94	$8.35	$10.19
Mid-Atlantic: PJM-W ATC prices ($/MWh)	$59.25	$55.20	$10.02	$14.81
ERCOT-N ATC Spark Spread ($/MWh) *HSC Gas, 7.2HR, $2.50 VOM*	$14.60	$14.27	$2.81	$4.79
New York: NY Zone A ($/MWh)	$51.78	$41.73	$13.96	$8.79

(1) Gross margin* categories rounded to nearest $50M
(2) Adjusted EBITDA* guidance at Analyst Day assumed Total Gross Margin* of $7,300M, which included ($50)M of price decreases in December relative to 11/30 marks
(3) Includes gross margin for CMC plants through May 31, 2022
(4) Includes gross margin and CMC payments for CMC plants starting June 1, 2022. NY ZEC revenues reflect the expected NY ZEC payment as of current market forwards. Should market forwards exceed the ZEC reference index in New York, ZEC payments may decline.
(5) Mark-to-Market of Hedges assumes mid-point of hedge percentages
(6) Based on March 31, 2022, market conditions

Generation and Hedges

Generation and Hedges	March 31, 2022 2022	March 31, 2022 2023	Change from November 30, 2021 2022	Change from November 30, 2021 2023
Expected Generation (GWh) (1)	196,600	198,200	(2,400)	2,200
Midwest (2)	96,600	95,500	100	200
Mid-Atlantic	55,400	54,800	(300)	200
ERCOT	19,300	22,100	(2,100)	1,800
New York	25,300	25,800	(100)	0
% of Expected Generation Hedged (3)	**97%-100%**	**86%-89%**	**4%-7%**	**11%-14%**
Midwest	99%-102%	91%-94%	3%-6%	4%-7%
Mid-Atlantic	99%-102%	82%-85%	2%-5%	12%-15%
ERCOT	95%-98%	60%-63%	15%-18%	5%-8%
New York	92%-95%	97%-100%	12%-15%	42%-45%
Effective Realized Energy Price ($/MWh) (4)				
Midwest	$31.50	$27.50	$4.50	$0.50
Mid-Atlantic	$36.00	$35.00	$2.50	$1.00
ERCOT (5)	$0.50	$1.50	($3.50)	($2.50)
New York	$25.00	$30.50	$1.00	$6.00

(1) Expected generation is the volume of energy that best represents our commodity position in energy markets from owned or contracted for capacity based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 11 refueling outages in 2022 and 14 in 2023 at Constellation-operated nuclear plants and Salem. Expected generation assumes capacity factors of 94.5% and 94.2% in 2022 and 2023, respectively at Constellation-operated nuclear plants, at ownership. These estimates of expected generation in 2022 and 2023 do not represent guidance or a forecast of future results as we have not completed its planning or optimization processes for those years.
(2) Midwest expected generation includes generation from CMC Plants of 31,800 GWh in 2022 and 54,000 GWh in 2023
(3) Percent of expected generation hedged is the amount of equivalent sales divided by expected generation. It includes all hedging products, such as wholesale and retail sales of power, options and swaps. The Midwest values in the table reflect IL plants receiving CMC payments as 100% hedged. To align with the Midwest EREP, however, one should exclude plant and hedge volumes associated with CMC payments. Excluding CMC plant and hedge volumes, the Midwest is 99% to 102% hedged in 2022 and 80% to 83% hedged in 2023. New York values include the effect of the New York ZEC.
(4) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged. It is developed by considering the energy revenues and costs associated with our hedges and by considering the natural gas that has been purchased to lock in margin. It excludes uranium costs, RPM capacity, ZEC and CMC revenues, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin* in order to determine the mark-to-market value of Constellation's energy hedges.
(5) Spark spreads shown for ERCOT

Hedged Gross Margin* Sensitivities

Gross Margin* Sensitivities (with existing hedges) [1,2]	March 31, 2022		Change from November 30, 2021	
	2022	2023	2022	2023
Henry Hub Natural Gas ($/MMBtu)				
+ $0.50/MMBtu	-	$135	($65)	($5)
- $0.50/MMBtu	$5	($135)	$50	-
NiHub ATC Energy Price				
+ $2.50/MWh	($5)	$15	($5)	($15)
- $2.50/MWh	$5	($15)	$5	$15
PJM-W ATC Energy Price				
+ $2.50/MWh	($5)	$25	($10)	($15)
- $2.50/MWh	$5	($25)	$5	$20
NYPP Zone A ATC Energy Price				
+ $2.50/MWh	$5	$10	-	($15)
- $2.50/MWh	($5)	$5	-	$30
Nuclear Capacity Factor				
+/- 1%	+/- $50	+/- $45	-	$15

(1) Sensitivities rounded to the nearest $5M
(2) Based on March 31, 2022 market conditions and hedged position; gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically; power price sensitivities are derived by adjusting the power price assumption while keeping all other price inputs constant; due to correlation of the various assumptions, the hedged gross margin* impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin* impact calculated when correlations between the various assumptions are also considered; sensitivities based on commodity exposure which includes open generation and all committed transactions.

Constellation.

Illustrative Example of Modeling 2023 Total Gross Margin*

Row	Item	Midwest [2]	Mid-Atlantic	ERCOT [3]	New York
(A)	Start with fleet-wide open gross margin*	←	$6.2 billion	→	
(B)	Contracted Revenues	←	$2.8 billion	→	
(C)	Expected Generation (TWh)	41.5	54.8	22.1	25.8
(D)	Hedge % (assuming mid-point of range)	81.5%	83.5%	61.5%	98.5%
(E=C*D)	Hedged Volume (TWh)	33.8	45.8	13.6	25.4
(F)	Effective Realized Energy Price ($/MWh)	$27.50	$35.00	$1.50	$30.50
(G)	Reference Price ($/MWh)	$43.94	$55.20	$14.27	$41.73
(H=F-G)	Difference ($/MWh)	($16.44)	($20.20)	($12.77)	($11.23)
(I=E*H)	Mark-to-Market value of hedges ($ million) [1]	($555)	($925)	($175)	($285)
(J=A+B+I)	Hedged Gross Margin ($ million)		$7,100		
(K)	Power New Business / To Go ($ million)		$400		
(L)	Non-Power Margins Executed ($ million)		$150		
(M)	Non-Power New Business / To Go ($ million)		$300		
(N=J+K+L+M)	**Total Gross Margin***		**$7,950 million**		

(1) Mark-to-market rounded to the nearest $5M
(2) Use the Midwest hedge ratio that excludes the CMC plant volume and hedges
(3) Spark spreads shown for ERCOT

Constellation

Additional Constellation Modeling Data

Total Gross Margin* Reconciliation (in $M) (1)	2022	2023
Adjusted Operating Revenues* (2)	**$18,950**	**$19,900**
Adjusted Purchased Power and Fuel* (2)	($11,150)	($11,550)
Other Revenues (3)	($200)	($175)
Direct cost of sales incurred to generate revenues for certain Constellation and Power businesses	($275)	($225)
Total Gross Margin* (Non-GAAP)	**$7,300**	**$7,950**

Inputs	2022
Avg. Shares Outstanding (millions) (4)	328
Effective Tax Rate	25%
Cash Tax Rate (5)	7%

(1) All amounts rounded to the nearest $25M. Items may not sum due to rounding.
(2) Excludes the Mark-to-Market impact of economic hedging activities due to the volatility and unpredictability of the future changes to power prices
(3) Other Revenues primarily reflects revenues from variable interest entities, funds collected through revenues for decommissioning the former PECO nuclear plants through regulated rates and gross receipts tax revenues
(4) Represents the number of outstanding diluted shares as of March 31, 2022 per Q1 2022 10-Q
(5) Cash tax rate excludes receivable from Exelon for tax credits. If receivable were to be included in calculation, cash tax rate would be 6%.

Constellation

Appendix

Reconciliation of Non-GAAP Measures

GAAP to Non-GAAP Reconciliations (1)

S&P FFO/Debt (2) = FFO (a) / Adjusted Debt (b)

Moody's CFO Pre-WC/Debt (3) = CFO (Pre-WC) (c) / Adjusted Debt (d)

S&P FFO Calculation (2)

GAAP Operating Income
+ Depreciation & Amortization
= EBITDA
- Interest
+/- Cash Taxes
+ Nuclear Fuel Amortization
+/- Mark-to-Market Adjustments (Economic Hedges)
+/- Other S&P Adjustments
= FFO (a)

S&P Adjusted Debt Calculation (2)

Long-Term Debt
+ Short-Term Debt
+ Purchase Power Agreement and Operating Lease Imputed Debt
+ Pension/OPEB Imputed Debt (after-tax)
+ AR Securitization Imputed Debt
- Off-Credit Treatment of Non-Recourse Debt
- Cash on Balance Sheet
+/- Other S&P Adjustments
= Adjusted Debt (b)

Moody's CFO Pre-WC Calculation (3)

Cash Flow From Operations
+/- Working Capital Adjustment
- Nuclear Fuel Capital Expenditures
+/- Other Moody's CFO Adjustments
= CFO Pre-Working Capital (c)

Moody's Adjusted Debt Calculation (3)

Long-Term Debt
+ Short-Term Debt
+ Underfunded Pension (pre-tax)
+Operating Lease Imputed Debt
+/- Other Moody's Debt Adjustments
= Adjusted Debt (d)

(1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be available; therefore, management is unable to reconcile these measures
(2) Calculated using S&P Methodology
(3) Calculated using Moody's Methodology

Constellation

GAAP to Non-GAAP Reconciliations [1]

Debt/EBITDA = $\frac{\text{Net Debt (a)}}{\text{Adjusted EBITDA* (b)}}$

Debt/EBITDA Excluding Non-Recourse = $\frac{\text{Net Debt (c)}}{\text{Adjusted EBITDA* (d)}}$

Net Debt Calculation

Long-Term Debt (including current maturities)
+ Short-Term Debt
- Cash on Balance Sheet
= Net Debt (a)

Adjusted EBITDA* Calculation

GAAP Operating Income
+ Income Tax Expense
+ Interest Expense, Net
+ Depreciation & Amortization
+/- Adjustments
= Adjusted EBITDA* (b)

Net Debt Calculation Excluding Non-Recourse

Long-Term Debt (including current maturities)
+ Short-Term Debt
- Cash on Balance Sheet
- Non-Recourse Debt
= Net Debt Excluding Non-Recourse (c)

Adjusted EBITDA* Calculation Excluding Non-Recourse

GAAP Operating Income
+ Income Tax Expense
+ Interest Expense, Net
+ Depreciation & Amortization
+/- Adjustments
- EBITDA from Projects Financed by Non-Recourse Debt
= Adjusted EBITDA* Excluding Non-Recourse Debt (d)

(1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures

Constellation.

GAAP to Non-GAAP Reconciliation

Adjusted EBITDA* Reconciliation (in $M)	Three Months Ended March 31, 2021	2022
GAAP Net Income	**($793)**	**$106**
Income Tax Expense	($179)	($53)
Depreciation and Amortization (1)	$940	$280
Interest Expense, Net	$72	$56
Unrealized (Gain)/Loss on Fair Value Adjustments (2)	($131)	$118
Plant Retirements & Divestitures (3)	($3)	-
Decommissioning-Related Activities (4)	($372)	$354
Pension & OPEB Non-Service Costs	($10)	($25)
Separation Costs (5)	$3	$37
COVID-19 Direct Costs (6)	$12	-
Acquisition Related Costs (7)	$8	-
ERP System Implementation (8)	$2	$5
Change in Environmental Liabilities	$3	-
Cost Management Program	$2	-
Non-Controlling Interests (9)	($19)	($12)
Adjusted EBITDA*	**($465)**	**$866**

Note: Items may not sum due to rounding

(1) Includes the accelerated depreciation associated with early plant retirements

(2) Includes mark-to-market on economic hedges and fair value adjustments related to gas imbalances and equity investments

(3) Primarily reflects a gain on sale of our solar business, partially offset by accelerated nuclear fuel amortization for Byron and Dresden

(4) Reflects all gains and losses associated with Nuclear Decommissioning Trusts (NDT), Asset Retirement Obligation (ARO) accretion, ARO remeasurement, and any earnings neutral impacts of contractual offset for Regulatory Agreement Units

(5) Represents costs related to the separation primarily comprised of system-related costs, third-party costs paid to advisors, consultants, lawyers, and other experts assisting in the separation, and employee-related severance costs

(6) Represents direct costs related to COVID-19 consisting primarily of costs to acquire personal protective equipment, costs for cleaning supplies and services, and costs to hire healthcare professionals to monitor the health of employees

(7) Reflects costs related to the acquisition of Electricite de France SA's (EDF's) interest in CENG, which was completed in the third quarter of 2021

(8) Reflects costs related to a multi-year Enterprise Resource Program (ERP) system implementation

(9) Represents elimination of the noncontrolling interests related to certain adjustments, primarily relating to Constellation Renewables Partners, LLC (CRP) in 2022 and CENG in 2021

Constellation.